Exhibit 99.1

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Favorable demographic trends and improving metrics Strong same store community net income growth Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Company Overview Resident Capacity Resident Capacity Resident Capacity Resident Capacity Number of Communities IL AL SN Total Wholly Owned 28 4,080 356 50 4,486 JV Ownership/Mgmt. 9 454 700 -- 1,154 Leased 8 1,352 204 120 1,676 Management Only 13 1,270 350 -- 1,620 _______ ___________ _______ _______ ___________ Total 58 7,156 1,610 170 8,936 Percentage 80% 18% 2% 100% Owns and/or operates 58 communities in 21 states

Source: U.S. Census Bureau Senior Living Industry Demographics Estimated Growth in Elderly Population 2000 - 2030 17.9 18.5 19.6 22.3 27.0 32.6 16.6 8.9 7.4 6.7 6.4 5.8 4.9 4.2 0 10 20 30 40 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ Population Age 85+ Population (M)

Senior Housing Construction Senior Housing Industry - New Units Under Construction Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 42760 47863 62064 37755 22687 16929 19907 23552 23362 CAGR of 1.3%

Senior Housing Construction Total Units and Industry Occupancy Percentages Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 NIC Key Financial Indicators 1997 1998 1999 2000 2001 2002 2003 2004 2005 IL 9671 10206 13042 12415 9274 5077 6028 7216 6843 AL 22380 32666 31273 14096 8005 3627 6147 6034 6022 CCRC 10709 4991 17749 6244 5408 8225 7732 10302 10497

Senior Living Industry Seniors Housing Property Supply(15,857 properties) (1) Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 Source: American Seniors Housing Association Seniors Housing Statistical Handbook Assisted Living - 35% Independent Living - 30% CCRC - 10% East 35 30 10 Seniors Housing Capitalized Market Value ($160,500,000,000) (2) AL IL CCRC 39.6 57.3 63.6 $ in Billions AL IL CCRC

Source: National Investment Center for the Seniors Housing & Care Industry Note: Q1 2005 data not available Senior Housing Capitalization Rates Senior Living Industry Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 Independent Living 0.1 0.099 0.104 0.103 0.1 0.091 0.094 0.091 0.082 0.082 0.085 Assisted Living 0.109 0.114 0.114 0.11 0.109 0.108 0.109 0.105 0.092 0.093 0.089 2003 2004 2005

Source: PriceWaterhouseCoopers/National Investment Conference Effective Demand for Senior Living Senior Living Industry Beds (000s) Elderly Population With Income Over $15,000 2000 2005 2010 2015 2020 2025 2030 Independent Living 640 695 750 870 990 1190 1390 Skilled Nursing 670 720 770 865 960 1135 1310 Assisted Living 510 550 590 655 720 860 1000

The Capital Advantage: Independent Lifestyles

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Resident turnover is primarily attributed to death or need for higher care 80% of residents are women

The Capital Advantage: High-Quality Communities

The Capital Advantage: Established National Platform Wholly Owned (28) JV Ownership/Managed (9) Leased (8) Management Only (13) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? SW Region Duane Ness (13) Sally Vann (24) Midwest Region Mark West (20) Gary Fernandez (9) Western Region Lesley Tejada (28) Jolene Carlson (15) Eastern Region Gary Vasquez (26) Tina Tedford (18) ? ? ? ? ? ? ? ? Texas Region Greg Boemer (14) Lynda Warren (26) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Parenthetical indicates years of experience in industry ? ? ? ? ? ? ? ? ? Central Plains Region Kevin Wilbur (9) Marla Rhoads (14) Dallas Region Carole Burnell (9) Rob Goodpaster (30) ? ? ? ? ? ?

The Capital Advantage: 161 Years of Management Experience James A. Stroud Chairman 21 Keith N. Johannessen President/COO 27 Glen H. Campbell VP Development 31 Industry Experience (Years) David W. Beathard VP Operations 32 Rob L. Goodpaster VP Marketing 29 Lawrence A. Cohen Vice-Chairman/CEO 21

Status of Communities As of April 7, 2006 Stabilized Lease-up Renovations/ re-leasing Wholly Owned 24 3 1 JV Ownership/Management 7 2 -- Leased 8 -- -- Management Only 11 2 -- Total 50 7 1

The Capital Advantage: Proven Track Record Industry Averages CSU IL AL Occupancy1 92.0% 92.0% 89.0% Operating margins2, 3 47.0% 43.9% 38.3% 1. Fourth Quarter 2005 CSU and Third Quarter 2005 NIC Key Financial Indicators 2. Before property taxes, insurance and management fees 3. CSU Fourth Quarter 2005 and from The State of Seniors Housing 2004 by the American Seniors Housing Association (ASHA) Stabilized Operating Results

The Capital Advantage: Proven Track Record Industry Averages CSU IL AL Revenues 7.5% 4.6% 6.1% Operating Expenses 3.0% 4.9% 8.0% NOI 16.4% 5.0% 10.0% Occupancy 2.4% 0.3% 2.1% Source: CSU Fourth Quarter 2005 and from The State of Seniors Housing 2005 by the American Seniors Housing Association (ASHA) Same Store Analysis

Yearly Median Increases in Resident Revenue Source: ASHA The State of Seniors Housing 2005 Independent Living Independent Living Assisted Living Assisted Living Existing New Existing New Residents Residents Residents Residents 2004 2003 2002 4% 4% 4% 4% 5% 5% 5% 4% 5% 5% 5% 5% 2001 4.5% 5% 5% 5.5% 2000 4% 5% 4% 4.5% 1999 4% 4% 3.5% 5% 1998 4% 4% 4% 5% 1997 3.5% 4% 3.5% 5% 1996 3.5% 4% 4% 5% 1995 4% 4% 4% 5%

2006 Business Plan Sale/leaseback transactions - generate gains - monetize equity in communities - reduce and fix interest rates on remaining debt - exercise option to purchase seven CGI communities Maximize value of stabilized communities - improve operating income - increase assisted living capacity - expand ancillary/supportive services Expense Management - property level - corporate level Investor Relations

2006 Business Plan Acquisitions - joint ventures - REIT acquisitions / leasebacks Increase third party fee income - management - development

Sale/Leaseback Transactions Blackstone Towne Three $ in Millions JV (1) Centre (1) Communities (2) CGIM (2) Total Sales Price $85.0 $29.0 $54.0 $43.0 $211.0 CSU Gain $4.2 $14.5 $13.0 $3.0 $34.7 CSU Proceeds $6.1 $12.7 $23.5 $4.5 $46.8 CSU Debt Retirement - $16.2 $29.6 - $45.8 Initial lease term of ten years with renewal options Gains recognized over ten years Initial lease rate is 8%, with conditional escalation provisions (1) Transaction closed (2) Transaction announced but not yet closed

Operating Leverage from Achieving 93% Occupancy in Wholly-Owned Communities $1.0M3 $2.1M2 $42.6M 1 $4.5M3 $2.8M2 $55.1M 1 1. Annualized revenue as of December 2005 2. Effect of a 5% increase in average rents 3. Effect of achieving 93% average occupancy Mature Communities Waterford / Wellington Communities

Growth Strategies: Joint Ventures Joint venture partners - Blackstone - GE Healthcare Services - Prudential Seeking additional acquisitions of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 15% CSU 95% - 85% joint venture partners Earn management fees under long-term contracts and potential additional incentive payments

Joint Ventures: Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 8% 9% 8% 9% Interest Rate 6.0% 6.0% 6.0% 6.0% ROE 14.0% 18.0% 12.7% 16.0% ROE w/25 year amortization 8.5% 12.5% 8.4% 11.7%

Example of Joint Venture Economics Venture CSU Partner NOI $ 10,000,000 Cap Rate 8% Purchase Price $125,000,000 Debt $ 93,750,000 Equity $ 31,250,000 $3,125,000 $28,125,000 Revenues $ 30,000,000 Mgt. Fees (5%) $1,500,000 ROE (14%) $ 437,500 $ 3,937,500 Total First Year Return $1,937,500 $ 3,937,500 Total Return % 62% 14%

Income Statement Q4 Comparison (in millions, except per share) 2005 2004 Resident & Health Care Revenue $30.8 $23.0 Other Revenue 0.7 0.9 Total Revenues $31.5 $23.9 Operating Expenses 20.0 15.7 General & Administrative Expenses 3.1 3.1 Lease Costs Depreciation & Amortization 2.1 3.6 -- 3.1 Total Expenses $28.8 $21.9 Income from Operations 2.7 2.0 Other Income/(Expense) (4.9) (4.6) Taxes & Minority Interests 0.4 0.8 Net Income Earnings Per Share Cash Earnings Per Share ($1.8) ($0.07) $0.07 ($1.8) ($0.07) $0.05 Excluding treasury rate locks

Balance Sheet As of December 31, 2005 (in millions) Cash and Securities $ 22.8 Current Liabilities $ 27.2 Other Current Assets 15.3 Long-Term Debt 252.7 Total Current Assets $ 38.1 Other Liabilities 8.8 Fixed Assets 373.0 Total Liabilities $ 288.7 Other Assets 23.0 Stockholders' Equity $ 145.4 Total Assets $ 434.1 Total Liabilities & Equity $ 434.1